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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):
October 24, 2002

GENZYME CORPORATION
(Exact name of registrant as specified in its charter)

Massachusetts (State or other jurisdiction of incorporation or organization)	0-14680 (Commission file number)	06-1047163 (IRS employer identification number)
One Kendall Square, Cambridge, Massachusetts 02139 (Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code:
 (617)252-7500

NOTE REGARDING REFERENCES TO GENZYME DIVISIONS

        Throughout this Form 8-K, the words "we," "us," "our" and "Genzyme" refer to Genzyme Corporation and all of its operating divisions taken as a whole, and "our board of directors" refers to the board of directors of Genzyme Corporation. In addition, we refer to our three operating divisions as follows:

  •
  Genzyme General Division = "Genzyme General;"

  •
  Genzyme Biosurgery Division = "Genzyme Biosurgery;" and

  •
  Genzyme Molecular Oncology Division = "Genzyme Molecular Oncology."

ITEM 5.    OTHER EVENTS.

        Effective January 1, 2002, we adopted Financial Accounting Standards Board, or FASB, Statement of Financial Accounting Standards, or SFAS, No. 142, "Goodwill and Other Intangible Assets." This current report on Form 8-K is being filed to include selected financial data and related notes thereto, including the transitional disclosures required by SFAS No. 142, set forth in Exhibits 99.1 hereto which describe the impact that the standard would have had on our consolidated financial statements and the combined financial statements of Genzyme General, Genzyme Biosurgery and Genzyme Molecular Oncology had the standard been adopted January 1, 2001, 2000 and 1999.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

(c)
Exhibits:

99.1	Selected financial data tables and related notes thereto, including the transitional disclosures required by SFAS No. 142, which describe the impact that the standard would have had on our consolidated financial statements and the combined financial statements of Genzyme General, Genzyme Biosurgery and Genzyme Molecular Oncology had the standard been adopted on January 1, 2001, 2000 and 1999.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GENZYME CORPORATION
DATE: October 24, 2002	By:	/s/ MICHAEL S. WYZGA Michael S. Wyzga Senior Vice President, Finance, Chief Financial Officer, and Chief Accounting Officer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
99.1	Selected financial data tables and related notes thereto, including the transitional disclosures required by SFAS No. 142, which describe the impact that the standard would have had on our consolidated financial statements and the combined financial statements of Genzyme General, Genzyme Biosurgery and Genzyme Molecular Oncology had the standard been adopted on January 1, 2001, 2000 and 1999.

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SIGNATURES
EXHIBIT INDEX